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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 15, 2004


                      ALLIED HEALTHCARE INTERNATIONAL INC.
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             (Exact Name of Registrant as Specified on its Charter)


                1-11570                                     13-3098275
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          (Commission File Number) (IRS Employer Identification Number)


                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)


                  555 Madison Avenue, New York, New York 10022
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                    (Address of Principal Executive Offices)


                                 (212) 750-0064
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.           OTHER EVENTS.

         On July 1, 2004, Allied Healthcare International Inc. (the "Company") filed Post-Effective Amendment No.1 to Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission. The Registration Statement was declared effective by the Securities and Exchange Commission on July 1, 2004. To insure that certain information set forth in the prospectus, dated July 1, 2004 (the "Prospectus"), included in the Registration Statement is incorporated by reference into registration statements on Form S-3, Form S-4 or Form S-8 filed by the Company, certain information from the Prospectus is incorporated by reference into Exhibit 99.1 of this Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS


         (c)      Exhibits

         23.1 Consent of Deloitte & Touche LLP, independent registered public accounting firm of Allied Healthcare International Inc.

         23.2 Consent of Ernst & Young LLP, former independent registered public accounting firm of Allied Healthcare International Inc.

         99.1 The sections of the prospectus, dated July 1, 2004, of Allied Healthcare International Inc. entitled "Prospectus Summary," "Risk Factors," "Forward-Looking Information," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business, "Certain Relationships and Related Transactions," "Principal Shareholders" and "Shares Eligible for Future Sale" and the consolidated financial statements of Allied Healthcare International Inc. and the reports of the independent registered public accounting firms thereon set forth on pages F-1 through F-54 of such prospectus (incorporated by reference to the prospectus, dated July 1, 2004, included in Post-Effective Amendment No.1 to Form S-1 (Registration No. 333-115559) of Allied Healthcare International Inc. filed with the Securities and Exchange Commission on July 1, 2004).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 15, 2004

                                           ALLIED HEALTHCARE INTERNATIONAL INC.


                                       By:     /s/ Charles Murphy
                                               --------------------------------
                                               Name: Charles Murphy
                                               Title:   Chief Financial Officer